Exhibit 23.b




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Registrant's previously filed Registration Statements File No. 333-29433 and 333-87513.


                                                   /s/ Arthur Andersen

                                                   ARTHUR ANDERSEN LLP




Indianapolis, Indiana,
March 14, 2000.